Additional Information as to Investments in Material Subsidiaries and Changes Thereof	12 Months Ended
Dec. 31, 2018
Additional Information as to Investments in Material Subsidiaries and Changes Thereof [Abstract]
ADDITIONAL INFORMATION AS TO INVESTMENTS IN MATERIAL SUBSIDIARIES AND CHANGES THEREOF

NOTE 7:- ADDITIONAL INFORMATION AS TO INVESTMENTS IN MATERIAL SUBSIDIARIES AND CHANGES THEREOF

Elbit Medical Technologies:

Elbit Medical Technologies Ltd., is an Israeli company traded on the TASE (“Elbit Medical”) which holds the medical business of the Group through the holdings of two portfolio companies: Insightec (approximately 18% holding on a fully diluted basis) and Gamida (approximately 8% holding on a fully diluted basis). For additional information in respect of Insightec and Gamida - see Note 5b and Note 8.

Between October and December 2018 the Company completed the sale of 60,087,537 ordinary shares of Elbit medical which represent 26% of Elbit Medical’s outstanding share capital to an SPV related to the Exigent Capital Group (“SPV”) for a price per share of NIS 0.96 for the total consideration of NIS 58 million. Furthermore, following the acquisition according to the agreement signed the SPV is entitled to one board member out of seven board members. See also Note 21.

After the sale, the Company’s control over Medical remained unchanged.

The effect of the sale on the financial statements is an increase in the Company shareholder equity attributed to the shareholder of the Company in the amount of NIS 85 million.

As for December 31, 2018, the Company holds 63% (41% on a fully diluted basis including the effect of full conversion of Elbit Medical convertible bonds) of the issued and outstanding share capital of Elbit Medical.